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                               Janus Aspen Series
                           Large Cap Growth Portfolio
                            Mid Cap Growth Portfolio
                              Institutional Shares
                                 Service Shares

                       Supplement dated October 19, 2007
                      to Currently Effective Prospectuses

Effective November 1, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Large Cap Growth Portfolio and Mid Cap Growth Portfolio:

  LARGE CAP GROWTH PORTFOLIO

     Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Portfolio. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

     Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus Capital. He is Co-Portfolio Manager of Large Cap Growth Portfolio, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Mid Cap Growth Portfolio from February 2002 to November 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

     Daniel Riff is Co-Portfolio Manager of Large Cap Growth Portfolio, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  MID CAP GROWTH PORTFOLIO

     Brian Demain, CFA, is Portfolio Manager of Mid Cap Growth Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to November 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

David Corkins, the current portfolio manager for Large Cap Growth Portfolio, will ensure a smooth transition of Large Cap Growth Portfolio through his departure. Jonathan Coleman, the current portfolio manager for Mid Cap Growth Portfolio, will work with Brian Demain to ensure a smooth transition of Mid Cap Growth Portfolio. Effective November 1, 2007 references to David Corkins are deleted.

                Please retain this Supplement with your records.